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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 1, 2004
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                Corporate Asset Backed Corporation, on behalf of
            CABCO Trust for Texaco Capital Inc. Guaranteed Debentures
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                     033-73666-01              22-3281571
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(STATE OR OTHER JURISDICTION           (COMMISSION            (I.R.S. EMPLOYER
     OF INCORPORATION)                 FILE NUMBER)          IDENTIFICATION NO.)


   445 Broad Hollow Road
   Suite 239
   Melville, New York                                               11747
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

Registrant's telephone number, including area code: (631) 587-4700
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 8.01     Other Events.

              This current report on Form 8-K relates to the semi-annual distribution reported to the holders of CABCO Trust for Texaco Capital Inc. Guaranteed Debentures (the "Trust") Trust Certificates, Series 94-1 (the "Certificates"), consisting of Coupon Certificates (the "Coupon Certificates") and Principal Certificates (the "Principal Certificates"), relating to the Texaco Capital Inc. 8 5/8 % Guaranteed Debentures due April 1, 2032 (the "Texaco Debentures"), which was made on October 1, 2004.

              The Trust was created by the Series Trust Deposit Agreement, dated as of November 1, 1994, between Corporate Asset Backed Corporation, as the depositor (the "Depositor"), and HSBC Bank USA, as trustee (the "Trustee"), providing for the issuance of $52,800,000 aggregate certificate principal balance of Principal Certificates and $170,775,000 aggregate certificate face amount of Coupon Certificates. The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust's assets consist primarily of $52,800,000 principal amount of the Texaco Debentures. ChevronTexaco Corporation, the guarantor of the Texaco Debentures, is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission ("SEC") (File No. 001-00368). You may read and copy any reports, statements and other information filed by ChevronTexaco Corporation with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC and (b) at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on ChevronTexaco Corporation and please refer to these periodic and current reports filed with the SEC.

Item 9.01     Financial Statements and Exhibits.

               (c)  Exhibits.

              99.1 Trustee's Distribution Report with respect to the October 1, 2004 Distribution Date for the CABCO Trust for Texaco Capital Inc. Guaranteed Debentures.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  CORPORATE ASSET BACKED CORPORATION, as Depositor of CABCO Trust for Texaco Capital Inc. Guaranteed Debentures

                  By: /s/ Robert D. Vascellaro
                      --------------------------
                      Name: Robert D. Vascellaro
                      Title: Vice President

Date:  October 6, 2004
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                                  EXHIBIT INDEX

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
Exhibit
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
    99.1 Trustee's Distribution Report with respect to the October 1, 2004 Distribution Date for the CABCO Trust for Texaco Capital Inc. Guaranteed Debentures
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